UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is based upon  historical financial statements of Educational Investors, Inc. and its wholly owned subsidiary Valley Anesthesia, Inc. (EII and VAI, respectively), Valley Anesthesia Educational Programs, Inc. (VAEP) and Training Direct, LLC (TD LLC) financial statements included elsewhere herein. The pro forma financial information has been prepared to reflect the proposed Merger as a reverse merger between EII and Florham and the acquisition of TD LLC by EII immediately after the reverse merger. The acquisitions of Florham and TD LLC by EII are being accounted for as purchase accounting transactions. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Merger and factually supportable and reasonably estimable with respect to option expense calculations and contingent earnout fair value calculations. The unaudited pro forma condensed consolidated balance sheets have been prepared as of September 30, 2009 and December 31, 2008 to give effect to the Merger as if it had occurred on those dates. The unaudited pro forma condensed consolidated statements of operations, which have been prepared for the nine months ended September 30, 2009 and for the year ended December 31, 2008, give effect to the Merger as if it had occurred at the beginning of each such period presented. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2008 gives effect to VAI’s purchase on August 20, 2009 of VAEP’s net assets as if it occurred at the beginning of the period and the unaudited pro forma condensed consolidated balance sheet as at December 31, 2008 reflects the purchase of VAEP’s net assets by VAI as if it occurred at that date.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC	PRO FORMA
	Dec. 31, 2008	Dec. 31, 2008	ADJUSTMENTS		PRO FORMA
	(Historical)	(Historical)	Debits (Credits)		CONSOLIDATED
	(Audited)	(Audited)	(Unaudited)		(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$266,093	$10,611	A, B, C	$410,156	$686,860
Accounts receivable	-	96,227			96,227
Inventory and prepaid expenses	11,680	-		-	11,680
Assets of discontinued operations	-	-			-
Total current assets	277,773	106,838		410,156	794,767

Fixed assets, net	17,451	21,206	C	133,661	172,318

Other Assets:
Investment in subsidiary	-	-		-	-
Intangible assets, net	-	-	B, C, H	3,895,768	3,895,768
Deferred tax asset			K	34,000	34,000
Goodwill	-	-	B, C	323,296	323,296
Other	-	2,358		-	2,358
Total other assets	-	2,358		4,253,064	4,255,422

	$295,224	$130,402		$4,796,881	$5,222,507

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Accounts payable	$9,619	$28,409		$-	$38,028
Accrued expenses	103,386	7,772	B, C, G	(349,011)	460,169
Income taxes payable			K	(34,000)	34,000
Acquisition costs payable	-	-	B, C	(393,015)	393,015
Deferred revenue	704,775	20,447	B	(215,342)	940,564
Liabilities of discontinued ops.	-	-			-
	817,780	56,628		(991,368)	1,865,776
Long term liabilities, net of current portion:
Note payable	-	-	B, J	(1,819,028)	1,819,028
Other	-	-	B, C	(199,495)	199,495
	-	-		(2,018,523)	2,018,523

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	1,000	-	A, C, L	322	678
Additional paid-in capital	-	-	A, C, D, E, F, L	(3,645,600)	3,645,600
Retained earnings	(523,556)	-	D	1,763,714	(2,287,270)
Members' equity	-	73,774	C	73,774	-
Note receivable - stockholders	-	-	A, I	20,800	(20,800)
	(522,556)	73,774		(1,786,990)	1,338,208

	$295,224	$130,402		$(4,796,881)	$5,222,507

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC	PRO FORMA
	Sept. 30, 2009	Sept. 30, 2009	ADJUSTMENTS		PRO FORMA
	(Historical)	(Historical)	Debits (Credits)		CONSOLIDATED
	(Audited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$1,257,360	$7,733	C	$(200,000)	$1,065,093
Accounts receivable	21,615	161,952			183,567
Inventory and prepaid expenses	3,651	-			3,651
Assets of discontinued operations	-	-			-
Total current assets	1,282,626	169,685		(200,000)	1,252,311

Fixed assets, net	5,356	128,323	C	26,544	160,223

Other Assets:
Investment in subsidiary	-	-		-	-
Intangible assets, net	3,691,954	-	C, H	338,241	4,030,195
Deferred tax asset	57,000	-	K	54,000	111,000
Goodwill	183,557	-	C	139,739	323,296
Other	-	2,358		-	2,358
Total other assets	3,932,511	2,358		531,980	4,466,849

	$5,220,493	$300,366		$358,524	$5,879,383

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Bank loan payable	$-	$4,843		$-	$4,843
Current portion of capital lease	-	15,065		-	15,065
Accounts payable	66,939	27,267		-	94,206
Accrued expenses	79,633	17,787	C, G	(164,694)	262,114
Income taxes payable	57,000	-	K	(54,000)	111,000
Acquisition costs payable	-	-	B, C	(76,282)	76,282
Deferred revenue	930,455	75,816		-	1,006,271
Liabilities of discontinued ops.	-	-			-
	1,134,027	140,778		(294,976)	1,569,781
Long term liabilities, net of current portion:
Note payable	1,712,272	-	J	(76,998)	1,789,270
Capital lease obligation	-	28,922		-	28,922
Other	79,990	-	C	(119,505)	199,495
	1,792,262	28,922		(196,503)	2,017,687

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	16,667	-	C, L	15,989	678
Additional paid-in capital	2,461,489	-	C, E, F, L	(1,620,602)	4,082,091
Retained earnings	(163,802)	-		1,606,452	(1,770,254)
Members' equity	-	130,666	C	130,666	-
Note receivable - stockholders	(20,150)	-	I	450	(20,600)
	2,294,204	130,666		132,955	2,291,915

	$5,220,493	$300,366		$(358,524)	$5,879,383

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC		PRO FORMA ADJUSTMENTS	PRO FORMA
	(Historical)	(Historical)		Debits (Credits)	CONSOLIDATED
	(Audited)	(Audited)		(Unaudited)	(Unaudited)

Net revenue	$1,864,573	$833,679			$2,698,252

Costs and expenses:
Cost of revenue	467,280	268,965			736,245
Selling and administrative expenses	660,118	545,723	G	210,000	1,415,841
Acquisition costs			B,C	393,015	393,015
Stock Based Compensation			A,E,F	1,098,678	1,098,678
Depreciation and amortization	10,422	29,241	H	470,232	509,895
	1,137,820	843,929		2,171,925	4,153,674

Income (loss) from operations	726,753	(10,250)		(2,171,925)	(1,455,422)

Other income (expense):
Interest expense	-		J	(116,145)	(116,145)
Interest income	5,392		I	800	6,192
	5,392	-		(115,345)	(109,953)

Income (loss) before income taxes	732,145	(10,250)		(2,287,270)	(1,565,375)

Provision for (benefit from)income taxes
Current	-	-	K	34,000	34,000
Deferred	-	-	K	(34,000)	(34,000)
	-	-		-	-

Net Income (loss)	$732,145	$(10,250)		$(2,287,270)	$(1,565,375)

Net (loss) per share - basic and diluted					$(0.24)

Weighted average number of common shares outstanding - basic and diluted					6,525,981

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2009

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC
	For the Period From January 1, 2009 to August 20, 2009	For the Period From July 20, 2009 (Inception) through September 30, 2009	For the Nine Months Ended September 30, 2009		PRO FORMA ADJUSTMENTS	PRO FORMA
	(Historical)	(Historical)	(Historical)		Debits (Credits)	CONSOLIDATED
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

Net revenue	$923,903	$333,765	$819,870			$2,077,538

Costs and expenses:
Cost of revenue	196,502	76,104	282,284			554,890
Selling and administrative expenses	249,454	52,423	477,185	G	131,250	910,312
Acquisition costs	-	316,733		B,C	76,282	393,015
Stock Based Compensation		8,000		E,F	1,004,613	1,012,613
Depreciation and amortization	6,578	35,068	12,009	H	317,759	371,414
	452,534	488,328	771,478		1,529,904	3,242,244

Income (loss) from operations	471,369	(154,563)	48,392		(1,529,904)	(1,164,706)

Other income (expense):
Interest expense		(9,389)		J	(76,998)	(86,387)
Interest income	3,674	150		I	450	4,274
	3,674	(9,239)	-		(76,548)	(82,113)

Income (loss) before income taxes	475,043	(163,802)	48,392		(1,606,452)	(1,246,819)

Provision for (benefit from)income taxes
Current		57,000		K	54,000	111,000
Deferred		(57,000)		K	(54,000)	(111,000)
	-	-	-		-	-

Net Income (loss)	$475,043	$(163,802)	$48,392		$(1,606,452)	$(1,246,819)

Net (loss) per share - basic and diluted						$(0.19)

Weighted average number of common shares outstanding - basic and diluted						6,525,981

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Basis of Presentation

On December 31, 2009, Florham, EII and the EII Securityholders deemed all closing conditions to be satisfied and, accordingly, consummated the purchase and sale of the subject interests as outlined in the Merger Agreement and the Purchase Agreement, effectively completing the Reverse Merger and the TD LLC acquisition, all as more fully described elsewhere throughout this filing. The consolidated company will change its name to Oak Tree Educational Partners, Inc.

As a result of the Reverse Merger, Florham owns 100% of the capital stock of EII, EII owns 100% of the capital stock of Valley Anesthesia, Inc., which in turn owns certain assets and assumed certain liabilities and operations of Valley, and EII owns 100% of the membership interests of Training Direct. The former stockholders of EII own an aggregate of 6,000,000 shares of Florham common stock after giving effect to the transactions, but before giving effect to dilution resulting from the conversion by the former stockholders of EII of any of their shares of Series A Preferred Stock or exercise of any options to purchase common stock issued to our officers, directors and consultants. See Description of Securities, and elsewhere throughout the document, for further details with respect to post Reverse Merger ownership, potential dilution and other related factors. Under accounting principles generally accepted in the United States, the share exchange is considered to be an in substance capital transaction, as opposed to a business combination.  Accordingly, the share exchange is equivalent to the issuance of stock by Florham for the net monetary assets of EII, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the share exchange is identical to that resulting from a reverse acquisition, with no goodwill being recorded.  Under reverse takeover accounting, the post reverse acquisition financial statements of the legal acquirer, Florham, are those of the legal acquiree which is considered to be the accounting acquirer, EII.

The consolidated company’s principal executive offices are located in 845 Third Ave., New York, NY, and its principal operating offices continue to be located in Clive, IA and Bridgeport, CT. See “Security Ownership of Certain Beneficial Owners and Management and Principal Stockholders” for a detailed description of the post Reverse Merger management team.

2.	Purchase Price

Prior to the Reverse Merger, Florham was an OTCBB traded public corporation principally deriving its revenues from offering Internet professional services, including the provision of integrated strategic creative and technology services enabling its clients to maximize their respective Internet businesses. The Board of Directors of Florham assessed its operations, and identified the business of the EII Group as a candidate to expand the potential for future profits, cash flows and correspondingly increase stockholder value, and therefore entered into the agreements that effectively allowed for the Reverse Merger consummation.

3.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to the balance sheets of Florham as of September 30, 2009 and December 31, 2008, as the pro forma adjustments relate to the Reverse Merger and the TD LLC acquisition transactions.

A.
To reflect the impact in the pro forma financial statements from the sale of 16,666,667 shares of Educational Investors, Inc. of common stock on August 20, 2009. Simultaneous with the above, EII sold 2,333,334 options to two of its executives, with 50% of the options having an exercise price of $0.25 and the remaining 50% of the options having a $0.45 exercise price. EII took back two $10,000 notes, as issued by the executives as consideration for the option sales, totaling $20,000; the notes bear interest at 4% and mature on August 14, 2014. The fair value of the combined options at the date of sale was determined (using a Black-Scholes option pricing model) to be $28,000, therefore exceeding the total notes received by $8,000: such difference was charged to pro forma operations as stock based compensation. The transaction is more fully described in the audited financial statements of Eductional Investors, Inc. and Subsidiary as at and for the period ended September 30, 2009, as included in Exhibit 99.3 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash received for share issuance	N/A	(1)	$2,450,156
Common stock issued at par value of $0.001 per share	N/A	(1)	16,667
Additional paid-in capital on share issuance	N/A	(1)	2,461,489
Notes issued for the sale of two options	N/A	(1)	20,000
Non-cash stock based compensation charge on options	N/A	(1)	8,000

(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

B.
To reflect the impact in the pro forma financial statements of the acquisition of certain assets and the assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. by Educational Investors, Inc.'s subsidiary, Valley Anesthesia, Inc., arising out of a purchase method of accounting transaction that closed on August 20, 2009. The allocation of the transaction amounts are set forth below:

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition	N/A	(1)	$2,000,000
Fair value of note issued as consideration in acquisition	N/A	(1)	1,702,883
Present value of contingent consideration under future earnout	N/A	(1)	79,990
Net liabilities assumed			55,342
			3,838,215
Deferred revenue performance obligation assumed	N/A	(1)	(215,342)
Identified intangible asssets acquired	N/A	(1)	3,710,000
Value assigned to goodwill acquired in the transaction	N/A	(1)	183,557
Cash acquired in acquisition	N/A	(1)	160,000
			3,838,215
Accrued and expensed estimated acquisition-related costs	25,801		342,534

(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

C.
To reflect the impact in the pro forma financial statements of the acquisition of 100% of the membership interests of TD LLC by Florham, as such transaction closed on December 31, 2009. The consideration offered in the transaction included cash and Florham common stock, all as more fully described in the subsequent event note in the notes to the financial statements of TD LLC as included as Exhibit 99.2 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition of the membership interest	$200,000	b.	$200,000

Present value of contingent consideration under future earnout	119,505	c.	119,505
Common stock issued at par value of $0.001 per share	36	a.	36
Additional paid-in capital on share issuance	599,964	a.	599,964
Total investment in TD LLC membership interests (1)	919,505	d.	919,505
Identified intangible asssets acquired	$656,000		$656,000
Identified property asssets acquired	26,544		133,661
Value assigned to goodwill acquired in the transaction	139,739		139,739
Net liabilities assumed	(33,444)		(83,669)
Reclassification of retained membership interest's carrying value to additional paid-in capital	130,666	(1)	73,774
Elimination of investment account in pro forma consolidation	919,505		919,505

Accrued and expensed estimated acquisition-related costs	50,481		50,481
(1) The membership interest fluctuated with respect to the TD LLC's results of operations during the pro forma periods.

D.
To reflect the impact in the pro forma financial statements of the Valley Anesthesia Educational Programs, Inc. undistributed S corporation earnings as a contribution of capital, shown as an increase to additional paid-in capital and a reduction to retained earnings.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Additional paid-in capital and retained earnings	N/A	$523,556

E.
To reflect the impact in the pro forma financial statements of the compensatory element of fully vested options granted to directors and consultants on December 31, 2009 for all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	746,417	746,417

F.
To reflect the impact in the pro forma financial statements of the compensatory element of the unvested portion of time vesting options granted to management on December 31, 2009 as if those options were granted at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	258,196	344,261

G.
To reflect the net impact in the pro forma financial statements of the revised employment agreements of management as if the revised agreements became effective at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Net increase to management's salaried compensation as a result of revised employment agreements	131,250	210,000

H.	To reflect the impact in the pro forma financial statements of amortization expense resulting from the acquisition of identified intangible assets as detailed in the pro forma entries listed above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Amortization expense	317,759	470,232

I.
To reflect the impact in the pro forma financial statements related to interest income earned on the notes receivable from officers/stockholders taken back on the option sales as discussed in pro forma journal entry A. above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Interest income	450	800

J.	To reflect the impact in the pro forma financial statements of interest expense resulting from the note issued for the axquisition as described in pro forma entry B above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Interest expense	76,998	116,145

K.
To reflect the impact in the pro forma financial statements related to current and deferred income tax expense related to pro forma results of operations as if the transactions occured at the beginning of the representative periods.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Deferred tax benefit	54,000	34,000
Current tax expense (reduction to current tax expense)	(54,000)	(34,000)

L.	To reflect the impact in the pro forma financial statements related to the issuance of the Florham shares to EII shareholders, all as more fully described elswhere in this filing.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Investment in subsidiary and capital stock issued	16,025	17,025